Exhibit 10.1

THIRD AMENDMENT

TO

CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of September 15, 2012, is entered into by and among Manhattan Bancorp, a California corporation (the “Borrower”), the lenders party to the Agreement (as defined below) (the “Lenders”) and Carpenter Fund Management Company, LLC, a Delaware limited liability company, as administrative agent for the Lenders (the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement, dated as of July 25, 2011, as amended by that certain First Amendment to Credit Agreement, dated as of November 21, 2011 and as amended further by that certain Second Amendment to Credit Agreement, dated as of January 18, 2012 (as amended, the “Agreement”), pursuant to which the Lenders have extended and made available to the Borrower certain advances of money under a credit facility in the principal amount of up to Seven Million Dollars ($7,000,000);

WHEREAS, the parties hereto find it necessary and desirable to make certain changes to the Agreement as more particularly described herein.

NOW THEREFORE, in consideration of the foregoing premises and the agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.                                      Definitions.  All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such capitalized terms in the Agreement.

2.                                      Amendments.  The Agreement is hereby amended as follows:

(i)                                     The definition of “Maturity Date” in Section 1.01 of the Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:

“‘Maturity Date’ means December 31, 2012 or such earlier date as a Loan shall be required to be paid hereunder.”

(ii)                                  The first sentence of Section 2.14 is hereby deleted in its entirety and the following is substituted in lieu thereof:

“SECTION 2.14.                             Conversion.

(a)                                 At any time commencing on or after the earlier of (1) 10 Business Days after the closing of the Rights Offering and (2) December 15, 2012, and ending on the Maturity Date, either the Borrower or the Administrative Agent, on behalf of the Lenders, may convert, at its option, all or any portion of the unpaid principal balance of the Loans in an aggregate amount not to exceed $4,000,000 into fully paid and nonassessable shares of common stock, no par value, of the Borrower (“Common Stock”).”

3.                                      Terms of Agreement.  Except as expressly modified hereby, all terms, conditions and provisions of the Agreement shall continue in full force and effect.

4.                                      Conflicting Terms.  In the event of any inconsistency or conflict between the Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.

5.                                      Severability.  Any provision of this Amendment that is held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provisions so held to be invalid or unenforceable.

6.                                      Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Borrower, the Administrative Agent, the Lenders and their respective successors and permitted assigns, except as limited by applicable law and/or by the terms of the Agreement.

7.                                      Headings.  The headings in this Amendment are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

8.                                      Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS.

9.                                      Integration.  This Amendment and the Agreement, as modified hereby, constitute the entire agreement among the parties hereto and supersedes all prior and contemporaneous agreements, oral or written, among the parties concerning the subject matter hereof.  No term of this Amendment shall be amended, supplemented, modified or waived except by a writing signed by the parties hereto.

10.                               Construction.  Each party to this Amendment has reviewed and participated in the formulation of the components of this Amendment.  Accordingly, this Amendment shall be construed simply according to its fair meaning and not strictly for or against any party.

11.                               Counterparts.  This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one and the same agreement.

[Remainder of page intentionally left blank; signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

MANHATTAN BANCORP, as Borrower

By:	/s/ Terry L. Robinson
Name:	Terry L. Robinson
Title:	Chief Executive Officer

CARPENTER FUND MANAGEMENT
COMPANY, LLC, as Administrative Agent

By:	/s/ James B. Jones
Name:	James B. Jones
Title:	Managing Member

CARPENTER COMMUNITY BANCFUND, L.P., as Lender

By:	/s/ Howard N. Gould
Name:	Howard N. Gould
Title:	Managing Member

CARPENTER COMMUNITY BANCFUND-A, L.P., as Lender

By:	/s/ Howard N. Gould
Name:	Howard N. Gould
Title:	Managing Member